Exhibit 32

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alphatec Holdings, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the quarter ended June 30, 2006 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2006	/s/ RONALD G. HISCOCK
Ronald G. Hiscock,
President and Chief Executive Officer
(principal executive officer of the registrant)

Dated: August 11, 2006	/s/ STEPHEN T.D. DIXON
Stephen T.D. Dixon
Vice President, Chief Financial Officer and
Treasurer
(principal financial and accounting officer of the registrant)